UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 14, 2018

TGS International, Ltd.
(Exact name of registrant as specified in Charter)

Nevada	333-217451	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

Suite 1023, 10/F., Ocean Centre

5 Canton Rd., Tsim Sha Tsui

Kowloon, Hong Kong

(Address of Principal Executive Offices)

+852.2116.3863

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountants

On September 14, 2018, we appointed Moore Stephens CPA Limited (“MS”) to replace our principal independent accountant, MNP LLP (“MNP”). The decision was approved by the Board of Directors of TGS International, Ltd. (the “Company”).

There were no disagreements between the Company and MNP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, from the time of MNP’s engagement up to the date of dismissal which disagreements that, if not resolved to MNP’s satisfaction, would have caused MNP to make reference to the subject matter of the disagreement in connection with its report issued in connection with the audit of the Company’s financial statements. None of the reportable events described under Item 304(a)(1)(v)(A)-(D) of Regulation S-K occurred within the two fiscal years of the Company ended February 28, 2018 and 2017 and subsequently up to the date of dismissal. The audit report of MNP on the financial statements of the Company as of February 28, 2018 did not contain any adverse opinion or disclaimer of opinion, and such audit report was not qualified or modified as to uncertainty, audit scope or accounting principles, except for MNP’s explanatory paragraph regarding the Company’s ability to continue as a going concern. A letter from MNP addressed to the Securities and Exchange Commission stating that it concurs with the statements made by the Company with respect to MNP in this Current Report on Form 8-K. A copy of such letter is furnished hereto with the filing of this Current Report on Form 8-K.

During the fiscal year of the Company ended February 28, 2018 and through the date of MS engagement, the Company did not consult MS regarding either: (i) the application of accounting principles to a specified transaction (either completed or proposed), or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a “disagreement” or “reportable event” within the meaning set forth in Regulation S-K, Item 304 (a)(1)(iv) or (a)(1)(v).

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

16.1	Letter from MNP LLP

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

TGS International, Ltd.

Date: September 19, 2018	By:	/s/ Tak Shing Eddie Wong
Tak Shing Eddie Wong
Chairman, President and Chief Executive Officer,
(Principal Executive Officer)

Date: September 19, 2018	By:	/s/ Sai Kit Leung
Sai Kit Leung
(Principal Financial Officer and Principal Accounting Officer)

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